LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

LETTER TO
SHAREHOLDERS
AUGUST 2002

                    Dear Shareholder:

                    STOCK MARKET REVIEW

                    Stocks continued to experience negative returns through the first half of 2002 with the S&P 500 and the NASDAQ Composite returning -13% and -25%, respectively through June. This performance comes on the heels of two back to back years of negative stock market returns in 2000-2001, which was the first time since 1973-1974 that all three of the major U.S. stock market indexes experienced negative performance for two consecutive years. The S&P 500 had negative returns for four consecutive years from 1929-1932 and 1939-1942. However, if stocks end 2002 in negative territory, it would mark the first time in 60 years that stocks have experienced three negative years in a row. With the poor performance of the past two and one half years, the major stock market indexes are now back to 1997-1998 levels, erasing all the gains of the past 4-5 years. If the current bear market for stocks started in March of 2000, it is now over 800 days long compared to 694 days in 1973-1974.

                    The collapse in the stock market over the past several years was sparked by a dramatic slowdown in the economy in the second half of 2000 and a mild recession in 2001. The magnitude of the decline in the economy was reduced because the Federal Reserve Board reduced interest rates 11 times in 2001. While the manufacturing sector of the economy was in a severe recession, primarily because of global excess capacity created by technology, the consumer took advantage of the low interest rate environment by refinancing their homes, utilizing zero percent financing to purchase a new car, and effectively lifting the economy out of recession.

                    There appears to be a "disconnect" between stock market performance and the economic recovery. One reason why stocks continue to perform poorly is because corporate profits remain weak. Additionally, investor confidence has waned due to lingering concerns regarding the war on terrorism, violence in the Middle East, and a plethora of news regarding corporate accounting scandals and other legal and ethical violations by corporate executives. And while the government and other experts have recently proposed ways to prevent such corporate shenanigans in the future, investors continue to remain suspect of companies with any type of questionable accounting or operational activities and this has resulted in continued stock market weakness and volatility.

                    While stock prices have fallen significantly from their highs, valuation levels of many stocks and/or sectors remain questionable due to uncertainty as to whether current valuation ratios (forward price/earnings) accurately reflect future earnings. Technology and telecom stocks, which drove stock market returns during the late 90's, have been most significantly impacted by the recession due to the cyclicality of these issues as well as the unsustainable valuation levels that had been afforded these stocks during the "new economy" bull market. These have been the two worst performing sectors during the 2000-2002 bear market. And while the prices of these issues have fallen significantly, their valuation levels continue to be high with the forward P/E of the NASDAQ 100 presently selling at over 40x versus 18x for the S&P 500 Index.

                    PERFORMANCE REVIEW

                    For the 6 months ended June 30th, 2002, the Lou Holland Growth Fund had a return of -11.62%, outperforming the S&P 500 Index return of -13.16%, the Russell 1000 Growth Index return of -20.78%, and the Russell Mid-Capitalization Growth Stock Index return of -19.70%. The return of the Lipper U.S. Diversified Equity Funds was -11.67%.

                    The best performing portfolio sectors during the 1st half of the year were energy, autos and transportation, and consumer staples, while the worst performing market sectors were technology, healthcare, and conglomerates. The portfolio was negatively impacted by an overweighting in technology versus the S&P 500 Index. However, we are underweighted in technology relative to the Russell 1000 Growth Stock Index and most other growth stock portfolios due to the conservative nature of our investment philosophy and process. This had a positive impact on performance relative to our peers.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


                    STOCK MARKET OUTLOOK

                    The new paradigm for financial assets is over. We expect common stock annual returns to revert to their long-term historical norm of 9-11% down from the 14-16% achieved over the last 20 years ended in 2000. Because historically high return of 17.3% achieved in the decade that ended 2000, we expect returns to be below the long term historical average over the next decade. We also believe that bonds will return to their historical norm of 5-6%. Since 1980, inflation has declined from almost 15% to 1.5% currently which has been very positive for financial assets. Should inflation rise over the next 10 years, financial assets will likely underperform hard assets such as gold.

                    As we look forward to the future, we continue to believe that our investment philosophy of purchasing high quality reasonably priced mid to large growth companies with a leadership position in their industries will produce superior results for long term investors.

                    Thank you very much for your continued investment in our fund.

                    Sincerely,

                    /s/ Louis Holland                          /s/ Monica Walker
                    Louis Holland                              Monica Walker
                    Portfolio Manager                          Portfolio Manager

[LINE CHART DATA]
           Growth Fund  S&P 500   Russell 1000 Growth   Russell Mid-Cap Growth
04/29/96   10000        10000     10000                 10000
06/30/96   10520        10297     10363                 9896
           11462        11500     11385                 10528
06/30/97   13355        13870     13611                 11637
           14663        15337     14857                 12901
06/30/98   17290        18054     17885                 14432
           19905        19720     20609                 15206
06/30/99   20807        22162     22763                 17365
           21701        23871     27446                 23005
06/30/00   22252        23768     28606                 25799
           20925        20542     21675                 18809
06/30/01   20051        19165     18589                 16372
           19842        18099     17249                 15019
06/30/02   17538        15718     13665                 12059
--------------------------------------------------------------------------------
  THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THIS CHART AND THE TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

  RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 577 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.

  RUSSELL MID-CAP GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 456 of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. These stocks are also members of the Russell 1000 Growth Index.

  S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

--------------------------------------------------------------------------------
        Average Annual Rate of Return for the Periods Ended June 30, 2002
                               Year-to-Date*    1 year   Since Inception 4/29/96
                               -------------------------------------------------
 Lou Holland Growth Fund            -11.62%     -12.53             9.53%
 S&P 500                            -13.16%     -19.98             7.60%
 Russell 1000 Growth Index          -20.78%     -28.19             5.19%
 Russell Mid-Cap Growth Index       -19.70%     -26.30             3.08%

      * Not annualized

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(UNAUDITED)

ASSETS:
   Investments, at market value
     (cost $17,599,606)                                            $ 17,593,751
   Receivable from fund shares sold                                      74,390
   Receivable for investments sold                                       55,052
   Dividends receivable                                                  15,645
   Interest receivable                                                      748
   Other assets                                                           9,239
                                                                   ------------
   Total assets                                                      17,748,825
                                                                   ------------

LIABILITIES:
   Accrued expenses and other
     liabilities                                                         43,876
   Payable to Investment Manager                                         10,495
                                                                   ------------
   Total Liabilities                                                     54,371
                                                                   ------------

NET ASSETS                                                         $ 17,694,454
                                                                   ============

NET ASSETS CONSIST OF:
   Capital stock                                                   $ 18,013,450
   Accumulated net realized (loss)
     on investments                                                    (258,330)
   Distribution in excess of net
     investment income                                                  (54,811)
   Net unrealized depreciation
     on investments                                                      (5,855)
                                                                   ------------
   Total Net Assets                                                $ 17,694,454
                                                                   ============

Shares outstanding                                                    1,210,446

Net Asset Value, Redemption
   Price and Offering Price
   Per Share                                                       $      14.62
                                                                   ============


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)
INVESTMENT INCOME:
   Dividend income (net of
     withholding tax $372)                                          $    76,145
   Interest income                                                        9,375
                                                                    -----------
   Total Investment Income                                               85,520
                                                                    -----------

EXPENSES:
   Investment management fees                                            67,178
   Shareholder servicing fees                                            24,561
   Fund Accounting fees                                                  16,038
   Federal and state registration                                        11,947
   Professional fees                                                     11,836
   Administration fee                                                    11,835
   Custody fees                                                           3,944
   Reports to shareholders                                                1,327
   Director fees                                                            529
   Insurance                                                                434
   Other                                                                    181
                                                                    -----------
   Total expenses before
     waiver and reimbursement                                           149,810
   Less:  Waiver and reimbursement
     from Investment Manager                                            (43,115)
                                                                    -----------
   Net Expenses                                                         106,695
                                                                    -----------

NET INVESTMENT LOSS                                                     (21,175)
                                                                    -----------

REALIZED AND UNREALIZED
GAIN / (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                    (102,731)
   Change in unrealized appreciation
     (depreciation) on investments                                   (2,082,844)
                                                                    -----------
   Net realized and unrealized
     (loss) on investments                                           (2,185,575)
                                                                    -----------
NET DECREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS                                                       $(2,206,750)
                                                                    ===========


                     See Notes to the Financial Statements.


                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                   SIX MONTHS ENDED            YEAR ENDED
                                                     JUNE 30, 2002         DECEMBER 31, 2001
                                                  ------------------       -----------------
                                                      (UNAUDITED)
OPERATIONS:
   Net investment (loss)                             $    (21,175)            $    (33,635)
   Net realized gain / (loss) on investments             (102,731)                 288,089
   Change in unrealized appreciation
     (depreciation) on investments                     (2,082,844)                (730,477)
                                                     ------------             ------------
   Net (decrease) in net assets
     from operations                                   (2,206,750)                (476,023)
                                                     ------------             ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distribution from and in excess of                        --                   (863,348)
     net realized gain                               ------------             ------------
   Total distribution to shareholders                        --                   (863,348)
                                                     ------------             ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                            7,157,606                5,588,674
   Shares issued to holders in
     reinvestment of dividends                               --                    861,650
   Cost of shares redeemed                               (343,458)              (2,666,400)
   Net increase in net assets from                   ------------             ------------
     capital share transactions                         6,814,148                3,783,924
                                                     ------------             ------------


TOTAL INCREASE IN NET ASSETS                            4,607,398                2,444,553
                                                     ------------             ------------

NET ASSETS:
   Beginning of year                                   13,087,056               10,642,503
                                                     ------------             ------------
   End of year (including Distributions in
     excess of net investment income of
     ($54,811 and $0, respectively)                  $ 17,694,454             $ 13,087,056
                                                     ============             ============

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                            440,417                  325,372
   Shares issued to holders in
     reinvestment of dividends                               --                     51,565
   Shares redeemed                                        (21,654)                (155,537)
   Net increase                                      ------------             ------------
                                                          418,763                  221,400
                                                     ============             ============


                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

FINANCIAL HIGHLIGHTS
                                                                SIX MONTHS           YEAR             YEAR
                                                                   ENDED             ENDED            ENDED
                                                                 JUNE 30,        DECEMBER 31,     DECEMBER 31,
                                                                   2002              2001             2000
                                                                -----------       -----------     -------------
                                                                (UNAUDITED)

Per Share Data (for a share outstanding through out the year):

Net asset value, beginning of year                                 $16.53            $18.66           $20.87
                                                                   ------            ------           ------

Income from investment operations:

   Net investment income (loss)                                     (0.21)(1)         (0.04)(1)        (0.07)(1)
   Net realized and unrealized
     gains (loss) on investments                                    (1.70)            (0.91)           (0.66)
                                                                   ------            ------           ------
   Total from investment operations                                 (1.91)            (0.95)           (0.73)
                                                                   ------            ------           ------

Less distributions:
   Dividends from net investment income                                --                --               --
   Dividends from capital gains                                        --             (1.18)           (1.48)
                                                                   ------            ------           ------
   Total distributions                                                 --             (1.18)           (1.48)
                                                                   ------            ------           ------
   Net asset value, end of year                                    $14.62            $16.53           $18.66
                                                                   ======            ======           ======

Total return                                                      -11.62%(2)         -5.17%           -3.58%

Supplemental data and ratios:
   Net assets, end of year                                    $17,694,454       $13,087,056      $10,642,503

   Ratios of expenses to average net assets
     Before expense reimbursement                                   1.89%(3)          2.32%            2.21%
     After expense reimbursement                                    1.35%(3)          1.35%            1.35%

   Ratio of net investment income/(loss)
     to average net assets
     Before expense reimbursement                                 (0.81)%(3)        (1.28)%          (1.21)%
     After expense reimbursement                                  (0.27)%(3)        (0.31)%          (0.35)%

   Portfolio turnover rate                                         21.60%            66.95%           52.72%

(1) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.

(2)  Not annualized.

(3)  Annualized.



                     See Notes to the Financial Statements.


                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                   YEAR              YEAR             YEAR
                                                                   ENDED             ENDED            ENDED
                                                               DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                                                   1999              1998             1997
                                                                -----------       -----------     -------------
Per Share Data (for a share outstanding through out the year):

Net asset value, beginning of year                                 $19.21            $14.18           $11.28
                                                                   ------            ------           ------
Income from investment operations:

   Net investment income (loss)                                     (0.03)(1)         (0.02)(1)         0.00(1)
   Net realized and unrealized
     gains (loss) on investments                                     1.76              5.09             3.14
                                                                   ------            ------           ------
   Total from investment operations                                  1.73              5.07             3.14
                                                                   ------            ------           ------

Less distributions:
   Dividends from net investment income                                --             (0.01)           (0.03)
   Dividends from capital gains                                     (0.07)            (0.03)           (0.21)
                                                                   ------            ------           ------
   Total distributions                                              (0.07)            (0.04)           (0.24)
                                                                   ------            ------           ------

   Net asset value, end of year                                    $20.87            $19.21           $14.18
                                                                   ======            ======           ======

Total return                                                        9.01%            35.75%           27.92%

Supplemental data and ratios:
   Net assets, end of year                                    $11,171,660        $9,134,903       $5,299,916

   Ratios of expenses to average net assets
     Before expense reimbursement                                   2.48%             2.84%            4.19%
     After expense reimbursement                                    1.35%             1.35%            1.35%

   Ratio of net investment income/(loss)
     to average net assets
     Before expense reimbursement                                 (0.97)%           (1.60)%          (2.83)%
     After expense reimbursement                                    0.16%           (0.11)%            0.02%

   Portfolio turnover rate                                         24.13%            32.84%           34.29%

(1) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.

(2)  Not annualized.

(3)  Annualized.



                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2002
(UNAUDITED)

  NUMBER OF                                  MARKET
  SHARES                                     VALUE
---------                                   --------
            COMMON STOCKS - 96.0%
            AUTO & TRANSPORTATION - 6.4%
   18,500   Autoliv Inc f                 $  466,200
    6,350   Burlington Northern Santa Fe     190,500
    6,800   Boeing                           306,000
   10,825   Southwest Airlines Co.           174,932
                                          ----------
                                           1,137,632
                                          ----------

            CONSUMER DISCRETIONARY - 9.8%
    7,000   AOL Time Warner Inc.*            102,970
    7,175   Carnival Corporation f           198,676
    9,800   CEC Entertainment Inc. *         404,740
   11,150   Cendant Corporation *            177,062
    3,400   International Speedway
             Corporation - Cl A*             136,340
    7,875   Jones Apparel Group *            295,313
    5,175   Target Corp.                     197,168
    4,150   Wal-mart Stores, Inc.            228,291
                                          ----------
                                           1,740,560
                                          ----------

            CONSUMER STAPLES - 9.7%
    2,875   Colgate Palmolive Co.            143,894
    7,200   CVS Corporation                  220,320
    9,775   Estee Lauder Co.                 344,080
    6,025   Kimberly Clark                   373,550
    9,275   Safeway, Inc.*                   270,737
    9,425   Walgreen Company                 364,087
                                          ----------
                                           1,716,668
                                          ----------

            ENERGY/OIL - 3.8%
    8,369   Exxon Mobil Corporation          342,459
   10,775   Imperial Oil Ltd f               336,072
                                          ----------
                                             678,531
                                          ----------

            ENERGY OTHER - 0.7%
    2,750   Schlumberger LTD                 127,875
                                          ----------

            FINANCIALS - 15.8%
    7,750   Allied Capital Corp.             175,538
    6,950   Americredit Corporation*         194,948
    3,200   Bank of America Corp.            225,152
    5,066   Charter One Financial Inc.       174,169
    8,550   Citigroup, Inc.                  331,313
    4,900   Fannie Mae                       361,375
    2,900   Federal Home Loan
             Mortgage Corp.                  177,480
    4,925   MBNA Corp.                       162,870
    5,425   Mellon Financial Corp            170,507
    5,125   Northern Trust                   225,807
    5,500   Wells Fargo Company              275,330
   11,300   Synovus Financial Corp.          310,976
                                          ----------
                                           2,785,465
                                          ----------

            FINANCIAL INSURANCE - 6.9%
    7,050   American International
             Group, Inc.                     481,022
    5,175   MBIA, Inc.                       292,542
    3,650   MGIC Investment                  247,470
    6,225   Safeco Corp.                     192,290
                                          ----------
                                           1,213,324
                                          ----------

            HEALTH CARE / OTHER - 4.8%
    2,700   Cardinal Health, Inc.            165,807
    8,475   IMS Health Inc.                  152,126
    5,875   Medtronic, Inc.                  251,743
   10,350   Waters Corp.*                    276,345
                                          ----------
                                             846,021
                                          ----------



                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2002
(UNAUDITED)

  NUMBER OF                                  MARKET
  SHARES                                      VALUE
---------                                   --------

            HEALTH CARE / PHARMACEUTICALS - 12.8%
    4,425   Allergan                      $  295,369
    9,496   Johnson & Johnson Company        496,261
    2,575   Lilly Eli & Co.                  145,230
    6,075   Merck & Co., Inc.                307,638
   21,225   Pfizer, Inc.                     742,875
    7,275   Pharmacia                        272,449
                                          ----------
                                           2,259,822
                                          ----------

            INDUSTRIALS - 1.1%
   10,600   Republic Services Inc.*          202,142
                                          ----------

            OTHER / CONGLOMERATE - 3.3%
   20,025   General Electric Company         581,726
                                          ----------

            TECHNOLOGY / IMAGING - 1.8%
    5,875   Lexmark Intl Group Inc - Cl A*   319,600
                                          ----------

            TECHNOLOGY / HARDWARE - 5.1%
   14,725   EMC Corp. Massachusetts *        111,174
   12,150   Intel Corporation                221,981
    1,425   International Business
             Machines Corporation            102,600
   10,275   Linear Technology Corporation    322,943
    6,275   Texas Instruments                148,717
                                          ----------
                                             907,415
                                          ----------

            TECHNOLOGY / SERVICE - 5.0%
    5,725   Automatic Data Processing, Inc.  249,324
    8,025   CDW Computer Centers*            375,650
   16,500   Citrix System Inc.*               99,660
    8,000   Total System Services Inc.       150,480
                                          ----------
                                             875,114
                                          ----------

            TECHNOLOGY / SOFTWARE - 6.4%
   10,750   Cognos, Inc.* f                  238,543
   10,000   Microsoft Corporation*           547,000
    5,175   Symantec Corp.*                  169,999
    3,550   Zebra Tech Class A*              171,181
                                         -----------
                                           1,126,723
                                         -----------

            UTILITIES - 2.6%
   15,325   SBC Communications, Inc.         467,413
                                         -----------

            Total common stocks
             (cost $16,991,886)           16,986,031
                                         -----------

 PRINCIPAL
   AMOUNT
----------
            SHORT-TERM
             INVESTMENTS - 3.4%
            VARIABLE RATE
             DEMAND NOTES - 3.4%
  113,673   Wisconsin Electric
             Demand Note, 1.46%             113,673
  494,047   Wisconsin Corp. Cent Cr
             Union D Notes, 1.51%           494,047
                                        -----------
            Total variable rate demand
             notes (cost $607,720)          607,720
                                        -----------
            Total investments - 99.4%
             (cost $17,599,606)          17,593,751
            Other assets in excess
             of liabilities - 0.6%          100,703
                                        -----------

            TOTAL NET ASSETS -
             100.0%                     $17,694,454
                                        ===========

*    Non-income producing security.

f    Foreign Security

                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

                    The Lou Holland Trust (the "Trust") was organized on December 20, 1995, as a Delaware business trust and is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund"). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996.

                    The costs incurred in connection with the organization, initial registration and public offering of shares, aggregated $76,688. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares (seed money) by the original stockholder or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses at the time of such redemption.

                    The following is a summary of significant accounting policies consistently followed by the Fund.

                    a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                    b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)

                    c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

                    d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                    e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                    f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and
                    (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

                    g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified to capital stock.

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                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)

2. INVESTMENT TRANSACTIONS
                    The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended June 30, 2002, were as follows:

                                              PURCHASE                  SALES
                                           -------------           -------------
                    U.S. Government        $          --           $          --
                    Other                  $  10,024,979           $   3,203,516

                    At June 30, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                    Appreciation                             $ 1,739,809
                    (Depreciation)                            (1,745,664)
                                                             -----------
                    Net appreciation on investments          $    (5,855)
                                                             ===========

                    At the close of business on May 2, 1996, the partners of the Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of June 30, 2002, the Fund has realized $180,929 of the appreciation.

                    At June 30, 2002, the cost of investments for federal income tax purposes was $17,599,606.

3. AGREEMENTS

                    The Fund has entered into an Investment Management and Administration Agreement with Holland Capital Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

                    The Investment Manager voluntarily agrees to waive its management fee and reimburse other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees. Accordingly, for the year ended June 30, 2002, the Adviser has waived and reimbursed the Fund $43,115.

                    Holland Capital Management serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. No trades were placed through Holland

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                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)

                    Capital Management. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

                    U.S Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

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                              TRUSTEES AND OFFICERS

LOUIS A. HOLLAND, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P.

MONICA L. WALKER, Secretary and Trustee
Portfolio Manager, Holland Capital Management, L.P.

LAURA J. JANUS, Treasurer
Portfolio Manager, Holland Capital Management, L.P.

LESTER H. MCKEEVER, JR., Trustee
Managing Partner, Washington, Pittman & McKeever
Certified Public Accountants & Management Consultants

KENNETH R. MEYER, Trustee
Chairman, Chief Executive Officer
Lincoln Capital Management Company

JOHN D. MABIE, Trustee
President, Mid-Continent Capital

MANAGER
Holland Capital Management, L.P.
One North Wacker Drive, Suite 700
Chicago, IL 60606
Telephone (312) 553-4830

SHAREHOLDERS' SERVICING AND
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITOR
KPMG LLP
Chicago, IL

LEGAL COUNSEL
Jorden Burt Boros Cicchetti Berenson & Johnson
Washington, D.C.




                                  LOU HOLLAND
                                  GROWTH FUND





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                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2002